Microsoft Word 10.0.2627;SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                JANUARY 30, 2002

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other               Commission                IRS Employer
jurisdiction                 File Number               Identification
of incorporation                                       Number

Delaware                       1-3492                  No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600







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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

     The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

     On  January  30,  2002   registrant   issued  a  press   release   entitled
"Halliburton's A-/A2 Credit Ratings Reaffirmed by Standard & Poor's".

     The following summarizes that press release:

     Registrant reported that Standard & Poor's reaffirmed its long-term credit ratings at A- and its commercial paper rating at A2. At the end of 2001, registrant had approximately $2.8 billion in working capital and $290 million in cash. Additionally, registrant has $700 million in undrawn, committed credit lines. Over the past year, registrant has reduced its total indebtedness from 40% of total capitalization, to approximately 24%.


Item 7.  Financial Statements and Exhibits

     List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

     (c) Exhibits.

         Exhibit 20 - Press release dated January 30, 2002.















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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  HALLIBURTON COMPANY




Date:    January 31, 2002         By: /s/ Susan S. Keith
                                     -------------------------------------
                                          Susan S. Keith
                                          Vice President and Secretary












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                                  EXHIBIT INDEX



Exhibit            Description

20                 Press Release Dated January 30, 2002

                   Incorporated by Reference












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